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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      INTEGRATED ALARM SERVICES GROUP, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                                                        42-1578199
   --------                                                        ----------
(State of Incorporation)                                         (IRS Employer
                                                             Identification No.)

One Capital Center
99 Pine Street, 3rd Floor
Albany, New York                                                          12207
---------------------------------------                                   -----
(Address of principal executive offices)                             (Zip Code)


If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective
to General Instruction A.(c), please      pursuant to General Instruction A.(d),
check the following box. |_|              please check the following box. |_|

Securities Act registration statement file number to which this form relates:
333-101159

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to registered pursuant to Section 12 (g) of the Act:

Common Stock, no par value

Item 1.  Description of Registrant's Securities to be registered.

                  The information contained under the heading entitled "DESCRIPTION OF SECURITIES" - "Common Stock," of the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-101159), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.
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Item 2.  Exhibits.

         1. Bylaws of Registrant.*
         2. Certificate of Incorporation **
         3. Amendment to Certificate of Incorporation ***
         4. Specimen Common Stock Certificate.****

* Filed as Exhibit 3.(a) to the Registrant's Registration Statement on Form S-1 (Registration No. 333-101159), incorporated herein by reference.

** Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-101159), as amended, and incorporated herein by reference.

*** Filed as Exhibit 3.1(a) to the Registrant's Registration Statement on Form S-1 (Registration No. 333-101159), as amended, and incorporated herein by reference.

**** Filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-101159), as amended, and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INTEGRATED ALARM SERVICES GROUP INC.
                                  (Registrant)

Dated:   July 15, 2003            By:  /s/ Timothy M. Mcginn
                                     ----------------------------------------
                                           Timothy McGinn
                                           Chief Executive Officer